UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2016

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 29, 2016, RespireRx Pharmaceuticals Inc. (the “Company”) issued a demand promissory note in the principal amount of $52,600 to the Company’s Executive Chairman and Chief Scientific Officer, Dr. Arnold S. Lippa, Ph.D., who is a director and significant shareholder of the Company, in exchange for $52,600 that was loaned by Dr. Lippa to the Company on January 28, 2016 (“Lippa Note”). The proceeds of the loan were used to pay a vendor of the Company.

On February 2, 2016, our President and Chief Executive Officer, Mr. James Manuso, agreed to loan the Company an additional $52,600 at a future date for working capital and other general corporate purposes, in exchange for a demand promissory note in the same amount.

Each note shall be payable on demand and bear interest at a rate equal to 10% per annum, with any accrued but unpaid interest added to principal at the end of each year that the balance is outstanding. Each note grants a security interest in the assets of the Company, subject to certain conditions as set forth therein. The Company intends to repay the loans within six months from the proceeds of a separate financing transaction.

Under the notes, the terms of which have been reviewed and approved by the Company’s independent directors, each lender is to receive three-year warrants covering an aggregate number of shares of the Company’s common stock equal to the principal amount of the loan funded by the applicable lender divided by the closing price of the Company’s common stock on the date the loan is made. As such, in connection with the Lippa Note, Dr. Lippa received a warrant to purchase 3,350,319 shares of the Company’s common stock, with an exercise price of $0.0157 per share. The exact terms of Mr. Manuso’s warrant will be based on the date of his loan to the Company.

This description of the notes does not purport to be complete and is qualified in its entirety by reference to each note, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

A list of exhibits required to be filed as part of this report is set forth in the Exhibit Index, which is presented elsewhere in this document, and is incorporated herein by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2016	RESPIRERX PHARMACEUTICALS INC.

	By:	/s/ Robert N. Weingarten
Robert N. Weingarten Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Form of Demand Promissory Note.
10.2	Form of Warrant.